COLUMBIA FUNDS TRUST I                               COLUMBIA FUNDS TRUST VI
Columbia High Yield Opportunity Fund                 Columbia Growth & Income Fund
Columbia Strategic Income Fund                       Columbia Small Cap Value Fund
Columbia Tax-Managed Growth Fund
Columbia Tax-Managed Growth Fund II                  COLUMBIA FUNDS TRUST VII
Columbia Tax-Managed Value Fund                      Columbia Newport Tiger Fund

COLUMBIA FUNDS TRUST II                              COLUMBIA FUNDS TRUST VIII
Columbia Newport Greater China Fund                  Columbia Income Fund
Columbia Money Market Fund                           Columbia Intermediate Bond Fund

COLUMBIA FUNDS TRUST III                             COLUMBIA FUNDS TRUST IX
Columbia Mid Cap Value Fund                          Columbia High Yield Municipal Fund
Columbia Liberty Fund                                Columbia Managed Municipals Fund
Columbia Intermediate Government Income Fund
Columbia Quality Plus Bond Fund                      COLUMBIA FUNDS TRUST XI
Columbia Corporate Bond Fund                         Columbia Young Investors Fund
Columbia Federal Securities Fund                     Columbia Growth Stock Fund
                                                     Columbia Asset Allocation Fund
COLUMBIA FUNDS TRUST IV                              Columbia Dividend Income Fund
Columbia Utilities Fund                              Columbia Large Cap Core Fund
Columbia Municipal Money Market Fund                 Columbia Large Cap Growth Fund
                                                     Columbia Disciplined Value Fund
COLUMBIA FUNDS TRUST V                               Columbia Small Company Equity Fund
Columbia Large Company Index Fund
Columbia U.S. Treasury Index Fund
Columbia Small Company Index Fund
Columbia Intermediate Tax-Exempt Bond Fund
Columbia Massachusetts Intermediate Municipal Bond Fund
Columbia Connecticut Intermediate Municipal Bond Fund
Columbia New Jersey Intermediate Municipal Bond Fund
Columbia New York Intermediate Municipal Bond Fund
Columbia Rhode Island Intermediate Municipal Bond Fund
Columbia Florida Intermediate Municipal Bond Fund
Columbia Pennsylvania Intermediate Municipal Bond Fund

The Funds listed above are referred to collectively as the "Funds" and the Trusts listed above are referred to collectively as "Trusts."

              Supplement to each Fund's Current Class Z Prospectus


The disclosure under the section entitled "ELIGIBLE INVESTORS" is revised in its entirety as follows:


ELIGIBLE INVESTORS
-------------------------------------------------------------------------------
Only Eligible Investors may purchase Class Z shares of the Funds, directly or by exchange. Class Z shares of the Funds generally are available only to certain "grandfathered" shareholders and to investors holding accounts with intermediaries that assess account level fees for the services they provide. Please read the following section for a more detailed description of the eligibility requirements. The Eligible Investors described below are subject to different minimum initial investment requirements.


Important Things to Consider When Deciding on a Class of Shares:

Broker-dealers, investment advisers or financial planners selling mutual fund shares may offer their clients more than one class of shares in a Fund with different pricing options. This allows you and your financial adviser to choose among different types of sales charges and different levels of ongoing operating expenses, depending on the investment programs your financial adviser offers. Investors should consider carefully any separate transactions and other fees charged by these programs in connection with investing in any available share class before selecting a share class.

Eligibility for certain waivers, exemptions or share classes by new or existing investors may not be readily available or accessible through all intermediaries or all types of accounts offered by an intermediary. Accessibility of these waivers through a particular intermediary may also change at any time. If you believe you are eligible to purchase shares under a specific exemption, but are not permitted by your intermediary to do so, please contact your intermediary. You may be asked to provide information, including account statements and other records, regarding your eligibility.

Eligible Investors and their applicable investment minimums are as follows:

No minimum initial investment

o Any client of Bank of America Corporation or a subsidiary purchasing shares through an asset management company, trust, retirement plan administration or similar arrangement with Bank of America Corporation or the subsidiary;

o Any group retirement plan, including defined benefit and defined contribution plans such as 401(k), 403(b), and 457(b) plans (but excluding individual retirement accounts (IRAs)), for which an intermediary or other entity provides services and is not compensated by the Funds for those services, other than payments for shareholder servicing or sub-accounting performed in place of the Fund's transfer agent;

o Any investor purchasing through a Columbia Management Group state tuition plan organized under Section 529 of the Internal Revenue Code; or

o Any person investing all or part of the proceeds of a distribution, rollover or transfer of assets into a Columbia Management Individual Retirement Account, from any deferred compensation plan which was a shareholder of any of the funds of Columbia Acorn Trust (formerly named Liberty Acorn Trust) on September 29, 2000, in which the investor was a participant and through which the investor invested in one or more of the funds of Columbia Acorn Trust immediately prior to the distribution, transfer or rollover.

$1,000 minimum initial investment

o Any shareholder (as well as any family member of a shareholder or person listed on an account registration for any account of the shareholder) of a fund distributed by Columbia Funds Distributor, Inc. (i) who holds Class Z shares; (ii) who holds Class A shares that were obtained by exchange of Class Z shares; or (iii) who purchased certain no-load shares of a fund merged with a fund distributed by Columbia Funds Distributor, Inc.;

o Any trustee or director (or family member of a trustee or director) of any fund distributed by Columbia Funds Distributor, Inc.;

o Any employee (or family member of an employee) of Bank of America Corporation or a subsidiary;

o Any investor participating in an account offered by an intermediary or other entity that provides services to such an account, is paid an asset-based fee by the investor and is not compensated by the Funds for those services, other than payments for shareholder servicing or sub-accounting performed in place of the Fund's transfer agent (each investor purchasing through an intermediary must independently satisfy the $1,000 minimum investment requirement); or

o Any insurance company, trust company, bank, endowment, investment company or foundation purchasing shares for its own account.



The Funds reserve the right to change the criteria for eligible investors and the investment minimums. No minimum investment applies to accounts participating in the automatic investment plan; however, each investment requires a $50 minimum purchase. The Funds also reserve the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund and its shareholders.



SUP-47/85363-0405                                               April 29, 2005